Prospectus Supplement  May 5, 1999*

Retirement Annuity Funds (Oct. 30, 1998) S-6466 P (10/98)
Retirement Annuity Mutual Funds - Symphony Prospectus (Oct. 30, 1998) S-6550 H (10/98)

IDS Life Special Income Fund, Inc.
         IDS Life Income Advantage Fund

The following paragraph should be added after the paragraph on Jack Utter under "Income Advantage Fund" of the "Portfolio managers" section of the prospectus:

Scott Schroepfer, senior portfolio manager, joined AEFC in 1990. He became co-manager of this Fund and the IDS Extra Income Fund in March 1999. He also serves as a portfolio manager of the IDS Life Series Fund - Managed Portfolio since 1995 and as an associate portfolio manager since 1994.


S - 6405 A (5/99)
*Destroy Oct. 31, 1999